SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

___________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    June 1, 2013

UNITED-GUARDIAN, INC.
(Exact name of Registrant as Specified in Charter)

DELAWARE	1-10526	11-1719724
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

230 Marcus Boulevard, Hauppauge, New York	11788
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:    (631) 273-0900

Not Applicable
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Resignation of independent registered public accounting firm.

On June 1, 2013, Registrant was informed by its independent registered public accounting firm, Holtz Rubenstein Reminick LLP (“HRR”) that it has combined its practice (the “Merger”) with Baker Tilly Virchow Krause, LLP (“Baker Tilly”) effective as of June 1, 2013. As a result of the Merger, HRR effectively resigned as the Registrant’s independent registered public accounting firm and Baker Tilly, as the successor to HRR following the Merger, became the Registrant’s independent registered public accounting firm. The engagement of Baker Tilly was approved by the Audit Committee of the Registrant’s Board of Directors on June 5, 2013.

The principal accountant’s reports of HRR on the financial statements of the Registrant as of and for the years ended December 31, 2012 and December 31, 2011 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2012 and December 31, 2011 and through the effective date of the Merger, there were no disagreements with HRR on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to HRR’s satisfaction would have caused HRR to make reference thereto in connection with its reports on the financial statements for such years. During the years ended December 31, 2012 and December 31, 2011 and through June 1, 2013, there were no reportable events of the types described in Item 304(a)(1)(v) of Regulation S-K.

The Registrant provided Baker Tilly (as successor by merger of HRR) with a copy of the foregoing disclosure and requested Baker Tilly to furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein. A copy of the letter furnished by Baker Tilly, dated June 5, 2013, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of new independent registered public accounting firm.

On June 5, 2013 the Registrant’s Audit Committee approved the engagement of Baker Tilly as the Registrant’s independent registered public accounting firm, effective as of June 1, 2013.

Item 9.01 – Financial Statements and Exhibits

  (d) Exhibits.  The following exhibits are filed with this report:

Exhibit Number	Description

16.1	Letter from Baker Tilly dated June 5, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITED-GUARDIAN, INC.

By:	/s/ Kenneth H. Globus
Name:	Kenneth H. Globus
Title:	President

June 5, 2013